XENOMICS, INC.

            SAMUIL R. UMANSKY, M.D., PH.D., CHIEF SCIENTIFIC OFFICER

               RODMAN & RENSHAW 10TH ANNUAL HEALTHCARE CONFERENCE
                                  NOVEMBER 2008

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                           FORWARD-LOOKING STATEMENTS

Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission.

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                                   HIGHLIGHTS

o     NOVEL APPROACH TO MOLECULAR DIAGNOSTICS

      o URINE-BASED, PROPRIETARY, HIGHLY SENSITIVE TRANSRENAL DNA / RNA (TR-DNA/RNA) TEST PLATFORM

      o     EXTENSIVE HUMAN DATA

o     BROAD IP ESTATE

o     LATE-STAGE PRODUCTS AND NEAR-TERM REVENUE

      o     HUMAN PAPILLOMAVIRUS (HPV) SCREENING TEST

      o     GENDER DETERMINATION TEST

o     STRONG PIPELINE

      o     INFECTIOUS DISEASES

      o     TUMOR DETECTION AND MONITORING

      o MICRORNAS (MIRNA): ALZHEIMER'S DISEASE (AD), BRAIN STROKE, KIDNEY TRANSPLANTATION, DRUG DEVELOPMENT

o     COLLABORATIONS AND PARTNERSHIPS

o     RESULTS-FOCUSED MANAGEMENT TEAM WITH SCIENTIFIC AND COMMERCIAL EXPERTISE

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                             WHAT IS TRANSRENAL DNA?

      100 BILLION CELLS DIE NATURALLY EACH DAY

            NUCLEAR DNA IS BROKEN INTO PACKETS OF GENETIC MATERIAL

                  DNA PACKETS ARE CARRIED AWAY IN THE BLOOD STREAM

                        SOME OF THIS DNA IS FILTERED THROUGH KIDNEYS AND APPEARS IN URINE AS TRANSRENAL DNA

            TRANSRENAL DNA CAN BE USED FOR DIAGNOSTIC TESTING IN URINE

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                         ORIGINS OF "ALIEN" DNA IN URINE

FETUS                                   HOST DNA
                                              OR
TUMOR                                         "ALIEN" DNA

TRANSPLANT               BLOOD                     URINE

INFECTIONS

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               "ALIEN" GENOMIC SEQUENCES DETECTED BY TR-DNA TESTS

o     FETAL DNA MARKERS IN MATERNAL URINE

o     TUMOR MARKERS:

      o COLON AND PANCREATIC CANCERS, NASOPHARYNGEAL CARCINOMA, ACUTE MYELOID LEUKEMIA, CERVICAL CANCER

o     TRANSPLANTATION MARKERS (BLOOD TRANSFUSION)

o     PATHOGENS:

      o BACTERIA: MYCOBACTERIUM TUBERCULOSIS, HELICOBACTER PYLORI, BACILLUS ANTHRACIS

      o     VIRUSES: HPV, HIV, EBV

      o     PARASITES: LEISHMANIA, PLASMODIUM

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                             MIRNA DETECTED IN URINE

o     UBIQUITOUS MIRNA

o     BRAIN-SPECIFIC MIRNA

o     PLACENTA AND OTHER EMBRYO-SPECIFIC MIRNA

o     LIVER-SPECIFIC MIRNA

o     HEART/MUSCLE-SPECIFIC MIRNA

o     VIRAL MIRNA

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                                     PATENTS

o     ISSUED

      o     PRENATAL DIAGNOSTICS

      o     TUMOR DETECTION AND MONITORING

      o     TRANSPLANTATION MONITORING

      o     INFECTIOUS DISEASES

      o     EUROPEAN PATENT COVERING PRENATAL DIAGNOSTICS

o     PENDING

      o     CELL-FREE NUCLEIC ISOLATION FROM BODY FLUIDS

      o     METHODS FOR DETECTION OF "ULTRASHORT" DNA SEQUENCES AND THEIR
            APPLICATION

      o     DIAGNOSTIC APPLICATIONS OF MIRNA FROM URINE AND OTHER BODY FLUIDS

      o     MUTANT NPM1 - MARKER FOR ACUTE MYELOID LEUKEMIA (AML)

      o     OTHER

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                           ADVANTAGES OF URINE SAMPLES

o ADVANTAGES IN EASE AND COST-EFFECTIVENESS OF SAMPLE COLLECTION AND HANDLING INCLUDE:

      o     HOME-BASED COLLECTION

      o     COLLECTION REMOTE FROM MEDICAL INFRASTRUCTURE

      o     LESS TECHNICALLY DEMANDING TECHNIQUES

      o     NO REFRIGERATION NEEDED

      o     GREATLY REDUCED BIOHAZARD RISK

      o     EASIER PATIENT FOLLOW-UP AND RE-TESTING

      o     SAMPLE VOLUMES

o     OPTIMALLY SUITED FOR SCREENING TESTS

      o     BROAD APPLICATION FOR EARLY DETECTION AND SUCCESSFUL TREATMENT

      o     POTENTIAL FOR WIDER MARKETS

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                                XENOMICS PIPELINE

--------------------------------------------------------------------------------
      TEST        PROOF-OF-  TEST DESIGN   CLINICAL  HOMEBREW    FDA APPLICATION
                  PRINCIPLE      AND        STUDY      TEST
                             OPTIMIZATION            MARKETING
--------------------------------------------------------------------------------
      HPV
--------------------------------------------------------------------------------
    GENDER
   DETECTION
--------------------------------------------------------------------------------
      TB
--------------------------------------------------------------------------------
   AML/NPM1

           Bone
   Marrow/Blood

    Tr-DNA test
--------------------------------------------------------------------------------
    MIRNA TESTS

   Brain Stroke

    Alzheimer's

         Kidney
Transplantation
--------------------------------------------------------------------------------

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                               COMMERCIAL ACTIVITY

o     LAUNCH OF LAB-DEVELOPED TESTS IN 2009

      o     HPV (INDIA)

      o     GENDER DETERMINATION (US)

o     OTHER

      o     PRENATAL APPLICATIONS LICENSED TO SEQUENOM

      o     BONE MARROW/BLOOD-BASED AML TEST LICENSED TO LABCORP

      o     CO-EXCLUSIVE LICENSE FOR AML KIT DEVELOPMENT

            o     ASURAGEN AND IPSOGEN

      o     DNA ISOLATION KIT

      o     ACTIVE ONGOING DISCUSSIONS WITH POTENTIAL PARTNERS

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                                   HPV: MARKET

o AT PRESENT, ~65 MILLION PAP SMEAR AND ~10 MILLION HPV TESTS ARE PERFORMED ANNUALLY IN THE US

      o CURRENT STANDARD HPV TEST (DIGENE) IS USED IN CONJUNCTION WITH CERVICAL SAMPLES AND PAP SMEAR TEST

o     HPV TEST MARKET IN INDIA PRESENTS A MAJOR COMMERCIAL OPPORTUNITY

      o     CERVICAL CANCER IS THE MOST PREVALENT CANCER

      o     CULTURAL BARRIERS TO TESTING

      o     400 MILLION ELIGIBLE WOMEN; ESTIMATED 8 MILLION INITIALLY ACCESSIBLE

      o LARGELY UNDEVELOPED MARKET - COMPETITION (DIGENE, ROCHE, THIRD WAVE) RELIES ON CERVICAL SAMPLES FACING CULTURAL BARRIERS TO TESTING

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                               XENOMICS HPV ASSAY:
                            CAPILLARY ELECTROPHORESIS

[HPV positive LINE GRAPH]                              [HPV negative LINE GRAPH]

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                           HPV: CLINICAL STUDY RESULTS

o 77.5% concordance with Digene test

o Sequencing data: fewer false-positive and false-negative results

-------------------------------------------------------------------------------
                               URINE HPV TEST RESULTS
                                   NO. OF SAMPLES                      TOTAL
  DIGENE                  -------------------------------
  RESULTS                 POSITIVE               NEGATIVE
-------------------------------------------------------------------------------
   POSITIVE                  103                     39                 142
-------------------------------------------------------------------------------
   NEGATIVE                   33                    145                 178
-------------------------------------------------------------------------------
CONCORDANCE                  103                    145             248 (77.5%)
-------------------------------------------------------------------------------

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                        HPV: INITIAL COMMERCIAL STRATEGY

o FORM ALLIANCE WITH METROPOLIS HEALTH SERVICES TO OFFER LAB-DEVELOPED TEST IN INDIA

o     SALES AND MARKETING

      o     ARRANGE FOR CONTRACT SALES AND MARKETING SERVICES

      o     EMPHASIS ON EDUCATION

      o     FOCUS ON PHYSICIAN AND INDEPENDENT LABORATORIES

o     BRIDGE TO DEVELOPMENT OF A KIT FOR THE US AND OTHER MARKETS

o     ADVANTAGES XENOMICS HPV SCREENING TEST

      o     HIGHER SENSITIVITY

      o     COST EFFECTIVENESS

      o     NO DOCTOR VISIT AND CERVICAL CELL COLLECTION NEEDED

      o     OVERCOMES CULTURAL BARRIERS

      o     POTENTIAL FOR MALE HPV CARRIER ASSAY

      o     VACCINATED POPULATION MONITORING

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                       XENOMICS GENDER DETERMINATION TEST

o     SCIENTIFIC AND CLINICAL PROOF-OF-CONCEPT FOR TR-DNA TECHNOLOGY

o PROVIDES RESULTS AS EARLY AS AT THE 6TH WEEK OF PREGNANCY (VS. 12 WEEK FOR ULTRASOUND)

o     CLINICAL STUDY RESULTS

      o     EARLY DETECTION - THROUGH WEEK 12:

                  o     SENSITIVITY: 21/22 (95.5%) MALE DETECTED

                  o     SPECIFICITY: 18/19 (94.7%) FEMALE NOT DETECTED

      o     TOTAL:

                  o     SENSITIVITY: 116/123 (94.3%) MALE DETECTED

                  o     SPECIFICITY: 102/119 (85.7%) FEMALE NOT DETECTED

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                    GENDER DETERMINATION: COMMERCIAL STRATEGY

o     OFFER LAB-DEVELOPED TEST THROUGH CONTRACTING LABS                 [SCREEN]

o     SALES AND MARKETING

      o     DIRECT-TO-CONSUMER MARKET

      o     E-COMMERCE SALES PORTAL

      o     POTENTIAL RETAIL PORTAL

o     TARGET PRICE PER TEST ~ $225 - 275

      o     6.2 MILLION PREGNANCIES PER YEAR IN THE U.S.

      o SURVEY CONDUCTED IN THE UK INDICATES ~ 20% OF PREGNANT WOMEN WOULD TAKE A TEST WITH A PRICE OF $200-400

      o     NO NON-INVASIVE DNA-BASED TEST IS CURRENTLY AVAILABLE

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                        SELECTED PROJECTS IN DEVELOPMENT

o     TUBERCULOSIS

o     MIRNA APPLICATIONS

      o     ALZHEIMER'S DISEASE

      o     BRAIN STROKE MONITORING

      o     KIDNEY TRANSPLANTATION MONITORING

      o     TOXICOLOGY AND DRUG DEVELOPMENT

o     ACUTE MYELOID LEUKEMIA: TR-DNA-BASED MONITORING TEST

o     TECHNOLOGY DEVELOPMENT

      o     COMMERCIAL URINARY DNA AND RNA ISOLATION KITS

      o SAMPLE COLLECTION, TRANSPORTATION, AND PARTIAL INTEGRATION WITH NUCLEIC ACID ISOLATION

      o NEW APPROACHES FOR DETECTION AND QUANTIFICATION OF SHORT NUCLEIC ACID FRAGMENTS

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                                 DETECTION OF TB

[GRAPH]

1. TBX01 (AFB-, Culture-)
2. TBX02 (AFB-, Culture-)
3. TBX03 (AFB-, Culture-)
4. TBX05 (AFB+, Culture+)
5. TBX07 (AFB+, Culture+)
6. TBX08 (AFB+, Culture+)
7. Local Donor
8. Buffer Control
9. 500 copies TB gDNA
10.50 copies TB
11.5 copies TB
12.NTC

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                      BRAIN-SPECIFIC TR-MIRNA AFTER STROKE

                                     [GRAPH]

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                      COMPETITIVE LANDSCAPE

TEST                  COMPANIES                    COMMENTS

HPV                   QIAGEN/DIGENE                DNA OR RNA
                      GEN-PROBE                    FROM CERVICAL CELLS
                      ROCHE MOL. DIAG.
                      THIRD WAVE
                      SENSIGEN/SEQUENOM
                      IKONISYS

TUBERCULOSIS          ROCHE MOL. DIAG.             SPUTUM DNA OR RNA
                      GEN-PROBE                    FOR AFB+ PATIENTS WITH
                      BECTON-DICKINSON             PULMONARY TB ONLY
                      QIAGEN/ARTUS

TRANSPLANTATION       NONE                         CURRENTLY BIOPSY IS THE ONLY
                                                   TECHNIQUE USED FOR DETECTION
                                                   OF REJECTION EPISODES

ALZHEIMER'S DISEASE   NONE                         COGNITIVE FUNCTION AND
                                                   IMAGING ANALYSIS ARE
                                                   CURRENTLY USED, THERE IS NO
                                                   MOLECULAR TEST

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                              12 MONTHS MILESTONES

o ESTABLISH MARKETING PARTNERSHIP FOR GENDER DETERMINATION TEST; LAUNCH THE TEST IN THE US

o INITIATE A DIALOGUE AND MEET WITH FDA TO DISCUSS DEVELOPMENTAL PATH FOR HPV SCREENING TEST

o     LAUNCH HPV TEST IN INDIA

o     MOVE TB, AD, TRANSPLANTATION MONITORING TESTS INTO LATER STAGE OF
      DEVELOPMENT

o     REGAIN A REPORTING STATUS

o     BRING ADDITIONAL FUNDS INTO THE COMPANY

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                           XENOMICS VALUE PROPOSITION

o XENOMICS HAS DEVELOPED BROAD PROPRIETARY PLATFORM TECHNOLOGY BASED OF TRANSRENAL NUCLEIC ACID ANALYSIS

o     BASIC TECHNIQUES FOR TR-DNA/RNA ISOLATION AND ANALYSIS HAVE BEEN DEVELOPED

o     HPV AND GENDER DETECTION TESTS ARE IN IMPLEMENTATION STAGE

o     SEVERAL TESTS ARE IN CLINICAL STUDIES OR UNDER DEVELOPMENT

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                                   THANK YOU!

                                 XENOMICS, INC.

               RODMAN & RENSHAW 10TH ANNUAL HEALTHCARE CONFERENCE
                                  NOVEMBER 2008